Exhibit 10.14

LEMAITRE VASCULAR, INC.

2004 STOCK OPTION PLAN

1. Purpose. This 2004 Stock Option Plan (the “Plan”) is intended to provide incentives: (a) to employees, and officers and directors who are also employees, of LeMaitre Vascular, Inc., a Delaware corporation (the “Company”), and any present or future parent or subsidiaries of the Company (collectively, “Related Corporations”) by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as “incentive stock options” under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”) (“ISO” or “ISOs”); and (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Option” or “Non-Qualified Options”). Both ISOs and Non-Qualified Options are referred to hereafter individually as an “Option” and collectively as “Options”. As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation”, respectively, as those terms are defined in Section 424 of the Code.

2. Administration of the Plan.

A. Board or Committee Administration. The Plan shall be administered by the Board of Directors of the Company (the “Board”). The Board may appoint a Compensation Committee or a Stock Option Plan Committee (as the case may be, the “Committee”) of three (3) or more of its members to administer the Plan and to grant Options hereunder, provided such Committee is delegated such powers in accordance with state law. (All references in this Plan to the “Committee” shall mean the Board if no such Compensation Committee or Stock Option Plan Committee has been so appointed). In the event the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Plan shall be administered in accordance with the applicable rules set forth in Rule 16b-3 or any successor provisions of the Exchange Act (“Rule 16b-3”).

B. Authority of Board or Committee. Subject to the terms of the Plan, the Committee shall have the authority to:

(i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options) to whom Non-Qualified Options may be granted; (ii) determine the time or times at which options may be granted; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6;

(iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the duration of the exercise period for each Option and the time or times when each Option shall become exercisable provided, however, that unless otherwise determined by the Committee ISOs will become exercisable in accordance with paragraph 8A; (vi) determine whether restrictions, such as repurchase rights, are to be imposed on shares subject to Options and the nature of such restrictions, if any, (vii) impose such other terms and conditions with respect to Options and shares subject to Options not inconsistent with the terms of this Plan as it deems necessary or advisable, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action, determination or omission made in good faith with respect to the Plan or any options granted under it.

C. Committee Actions. The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. Acts by a majority of the Committee, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

D. Grant of Stock Rights to Board Members. Options may be granted to members of the Board, subject to compliance with Rule 16b-3 when required by the last sentence of paragraph 2A. All grants of Options to members of the Board shall in all respects be made in accordance with the provisions of this Plan applicable to other eligible persons.

3. Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options may be granted to any employee, officer or director (whether or not also an employee) or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient’s individual circumstances in determining whether to grant an ISO or a Non-Qualified Option. Granting of any Option to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Options.

4. Stock. The stock subject to Options shall be authorized but unissued shares of Common Stock of the Company, no par value (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 250,000, subject to adjustment as provided in paragraph 13. Any such shares may be issued as ISOs or Non-Qualified Options so long as the aggregate number of shares so issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject to such Options shall again be available for grants of Options under the Plan.

5. Granting of Options. Options may be granted under the Plan at any time after April 20, 2004 and prior to April 19, 2014. The date of grant of an Option under the Plan will be the date specified by the Committee at the time it grants the Option; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16.

6. Minimum Option Price; ISO Limitations.

A. Price for Non-Qualified Options. The exercise price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant.

B. Price for ISOs. The exercise price per share specified in the agreement relating to each ISO granted under the Plan shall in no event be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

C. $100,000 Annual Limitation on ISOs. Each eligible employee may be granted ISOs only to the extent that, in the aggregate under this Plan and all incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

D. Determination of Fair Market Value. If, at the time an option is granted under the Plan, the Company’s Common Stock is publicly traded, “fair market value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, “fair market value” shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors in good faith it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm’s length.

7. Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee and set forth in the original instrument granting such Option, but not more than ten years from the date of grant. Notwithstanding the foregoing, in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, such ISOs shall expire not more than five years from the date of grant. Non-Qualified Options shall expire on the date specified in the instrument granting such Non-Qualified Options, subject to extension as determined by the Committee. ISOs, or any part thereof, that have been converted into Non-Qualified Options may be extended as provided in paragraph 16.

8. Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

A. Vesting. Unless otherwise specified by the Committee and subject to paragraphs 9 and 10 with respect to ISOs, Options granted to employees shall vest in accordance with the following schedule: in 5 equal annual installments beginning one calendar year after the date of such anniversary. The Committee in the alternative may provide for any Option to be fully exercisable on the date of grant or exercisable thereafter in such installments as may be specified in the original instrument granting such Option. The Committee may also specify such other conditions precedent as it deems appropriate to the exercise of an Option.

B. Full Vesting of Installments. Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

C. Partial Exercise. Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, provided that the Committee may specify a certain minimum number or percentage of the shares issuable upon exercise of any Option that must be purchased upon any exercise.

D. Acceleration of Vesting. The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422(d) of the Code, as described in paragraph 6(C).

9. Termination of Employment. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable following the date of such cessation of employment, and his ISOs shall terminate after the passage of ninety (90) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Nothing in the Plan shall be deemed to give any grantee of any Option the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

10. Death; Disability.

A. Death. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, or if the employee dies within the thirty (30) day period after the employee ceases to be employed by the Company and all Related Corporations, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or one hundred and eighty (180) days from the date of the optionee’s death.

B Disability. If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or one (1) year from the date of the termination of the optionee’s employment. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

11. Assignability. No Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the optionee each Option shall be exercisable only by him. No Option, nor the right to exercise any portion thereof, shall be subject to execution, attachment, or similar process, assignment, or any other alienation or hypothecation. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of any Option, or of any right or privilege conferred thereby, contrary to the provisions thereof or hereof or upon the levy of any attachment or similar process upon any Option, right or privilege, such Option and such rights and privileges shall immediately become null and void.

12. Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan. Without limiting the foregoing, such provisions may include transfer restrictions, rights of refusal, repurchase and drag along rights with respect to shares of Common Stock issuable upon exercise of Options, and such other restrictions applicable to shares of Common Stock issuable upon exercise of Options as the Committee may deem appropriate. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination, cancellation or other provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13. Adjustments. Upon the occurrence of any of the following events, an optionee’s rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

A. Stock Dividends and Stock Splits. If the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

B. Consolidations, Mergers or Sales of Assets or Stock. If the Company is to be consolidated with or acquired by another person or entity in a merger, sale of all or substantially all of the Company’s assets or stock or otherwise (an “Acquisition”), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”) shall, with respect to outstanding Options or shares acquired upon exercise of any Option, take one or more of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) accelerate the date of exercise of such Options or of any installment of any such Options; (iii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; (iv) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof; or (v) in the event of a stock sale, require that the optionee sell to the purchaser to whom such stock sale is to be made, all shares previously issued to such optionee upon exercise of any Option, at a price equal to the portion of the net consideration from such sale which is attributable to such shares.

C. Recapitalization or Reorganization. In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization and had been the owner of the Common Stock receivable upon such exercise at such time.

D. Modification of ISOs. Notwithstanding the foregoing, any adjustments made pursuant to the foregoing subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 424 of the Code or any successor thereto) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs or would cause any such adverse tax consequences, it may refrain from making such adjustments.

E. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

F. Issuances of Securities. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company (and, in the case of securities of the Company, such adjustments shall be made pursuant to the foregoing subparagraph A).

G. Fractional Shares. No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

H. Adjustments. Upon the happening of any of the foregoing events described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Options which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and its determination shall be conclusive.

If any person or entity owning Common Stock obtained by exercise of an Option made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee.

14. Means of Exercising Options. An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Option being exercised and specify the number of shares as to which such Option is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, or (c) at the discretion of the Committee, by delivery of the grantee’s personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, and on such other terms as may be specified by the Committee, or (d) at the discretion of the Committee, by any combination of (a), (b) and (c) above, and subject to such additional conditions as the Committee may impose. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (b), (c), or (d) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question or in the instrument evidencing such grant. The holder of an

Option shall not have the rights of a shareholder with respect to the shares covered by his Option until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued. The Committee may impose such conditions to the issuance and delivery of stock certificates as it deems necessary or appropriate.

15. Term and Amendment of Plan. This Plan was adopted by the Board on April 20, 2004 and will be presented to the stockholders of the Company for approval on or prior to April 19, 2005. If the approval of stockholders is not obtained by such one year anniversary, any grants of ISOs under the Plan made prior to that date will be rescinded. The Plan shall expire on April 19, 2014 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Options may be granted under the Plan prior to the date of stockholder approval of the Plan.

The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of the Plan may not be extended. Except as otherwise provided in this paragraph 15, in no event may action of the Board, the Committee or stockholders alter or impair the rights of a grantee under any Option previously granted to him, without his consent.

16. Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee’s ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such Options. At the time of such conversion, the Committee may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee’s ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such conversion.

17. Application Of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted under the Plan shall be used for general corporate purposes.

18. Governmental Regulation. The Company’s obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

19. Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, or for the making of a Disqualifying Disposition (as described in paragraph 20), the Company, in accordance with Section 3402(a) of the Code, may require the optionee to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person’s gross income. The Committee in its discretion may condition the exercise of an Option on the grantee’s payment of such additional withholding taxes.

20. Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of

(a) two years after the date the employee was granted the ISO, or

(b) one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

21. Governing Law; Construction. The validity and construction of the Plan and the instruments evidencing Options shall be governed by the laws of the Commonwealth of Massachusetts, or the laws of any jurisdiction in which the Company or its successors in interest may be organized. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

FORM OF 2004 STOCK OPTION PLAN INCENTIVE STOCK OPTION AGREEMENT

Employee’s Last Name:

LEMAITRE VASCULAR, INC.

Incentive Stock Option Agreement

LeMaitre Vascular, Inc., a Delaware corporation (the “Company”), hereby grants this              day of                      to                      (the “Employee”), in consideration of the Employee’s continued employment with the Company and the execution of the Company’s Employee Obligations Agreement, an option to purchase a maximum of              shares (individually, a “Share”, and collectively, the “Shares”) of its Common Stock, $.01 par value (the “Common Stock”), at the price of              per Share on the following terms and conditions:

1. Grant Under 2004 Stock Option Plan. This option is granted pursuant to and is governed by the Company’s 2004 Stock Option Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. The Plan was approved by the Company’s stockholders on May 6, 2004.

2. Grant as Incentive Stock Option; Other Options. This option is intended to qualify as an incentive stock option under Section 422(b) of the Internal Revenue Code of 1986. This option is in addition to any other options heretofore or hereafter granted to the Employee by the Company, but a duplicate original of this instrument shall not affect the grant of another option.

3. Extent of Option if Employment Continues. If the Employee has continued to be employed by the Company on the applicable dates, the Employee may exercise this option for the following number of Shares:             . The foregoing rights are cumulative and, while the Employee continues to be employed by the Company, may be exercised on or before                     . All of the foregoing rights are subject to Articles 4 and 5, as appropriate, if the Employee ceases to be employed by the Company or dies or becomes disabled while in the employ of the Company.

4. Termination of Employment. If the Employee ceases to be employed by the Company, other than by reason of death or disability as defined in Article 5, no further installments of this option shall become exercisable following the date of such cessation of employment and this option shall terminate after the passage of ninety (90) days from the date employment ceases, but in no event later than the scheduled expiration date. In such a case, the Employee’s only rights hereunder shall be those which are properly exercised before the termination of this option.

5. Death; Disability. If the Employee dies while in the employ of the Company, this option may be exercised, to the extent of the number of shares with respect to which the Employee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to Article 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Employee ceases to be employed by the Company by reason of his disability (as defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of the termination of his employment, at any time within one (1) year after such termination, but not later than the scheduled expiration date. At the expiration of either such 180-day or one year period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

6. Partial Exercise. Exercise of this option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and a fractional share (or cash in lieu thereof) must be issued to permit the Employee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Employee in accordance with the terms hereof.

7. Payment of Price. The option price is payable in United States dollars and may be paid:

(a) either (i) in cash, (ii) by check, or (iii) any combination of the foregoing, equal in amount to the option price.

(Initials)

(b) either (i) in cash, (ii) by check, (iii) after the Company’s Initial Public Offering (as defined in Article 20) at a time when the Common Stock is publicly traded, by delivery of shares of the Company’s Common Stock, which have been owned by the

Employee for a minimum period of six months, having an aggregate fair market value (as determined in accordance with the Plan) equal as of the date of exercise to the option price, or (iv) by any combination of the foregoing, equal in amount to the option price.

(Initials)

8. Agreement to Purchase for Investment. By acceptance of this option, the Employee agrees that a purchase of Shares under this option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, and that he will not sell, transfer, pledge or otherwise dispose of such shares unless in the opinion of counsel to the Company such sale, transfer, pledge or other disposition is in compliance with or exempt from the registration and prospectus requirements of that Act. Furthermore, the Employee agrees to sign a certificate to the foregoing effect at the time of exercising this option and agrees that the certificate for the Shares so purchased may be inscribed with a legend to ensure compliance with this Article 8, Article 10 and the Securities Act of 1933.

9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares in respect of which it is being exercised (or that an election is being made to purchase the maximum number of Shares so purchasable in accordance with the last paragraph of Article 7) and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such Shares. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Employee and if the Employee shall so request in the notice exercising this option, shall be registered in the name of the Employee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Article 5 hereof, by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All Shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

10. Transfer Restrictions.

(a) Restriction on Transfer of Shares. The Employee may not sell, assign, transfer or otherwise dispose of any Shares at any time prior to the effective date of an Initial Public Offering, except: (i) with the prior written consent of and subject to such conditions as may be imposed by the Board; (ii) by will or by the laws of descent and distribution; or (iii) pursuant to Article 17 or Article 19. Unless otherwise agreed to in writing by the Company, any sale, assignment, transfer or disposition hereunder shall continue to be subject to Sections 17 and 19 hereof to the same extent as if the Shares continued to be owned by the Employee.

(b) Restriction on Transfer/Exercise of Option. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Employee’s lifetime only the Employee can exercise this option.

11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Employee to exercise it.

12. No Obligation to Continue Employment. The Company and any Related Corporation (as defined in the Plan) are not by the Plan or this option obligated to continue the Employee in employment for any period of time.

13. No Rights as Stockholder until Exercise. The Employee shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Employee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

14. Capital Changes and Business Successions. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits, mergers and sales of the Company’s stock or assets. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In general, you should not assume that options necessarily would survive the acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Articles 3 through 5 hereof, both inclusive, employment by the Company includes employment by a Related Corporation as defined in the Plan.

15. Early Disposition. Without limiting the generality of Articles 8 and 10, the Employee agrees to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition (as defined below) of any Common Stock received pursuant to the exercise of this option. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the Employee was granted this option or (b) one year after the date the Employee acquired Common Stock by exercising this option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter. The Employee also agrees to provide the Company with any information which it shall request concerning any such disposition. The Employee acknowledges that he will forfeit the favorable income tax treatment otherwise available with respect to the exercise of this incentive stock option if he makes a Disqualifying Disposition of the stock received on exercise of this option.

16. Withholding Taxes. If the Company in its discretion determines that it is obligated to withhold tax with respect to a Disqualifying Disposition (as defined in Article 15) of Common Stock received by the Employee on exercise of this option, the Employee hereby agrees that the Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to such Disqualifying Disposition. If any portion of this option is treated as a Non-Qualified Option (as defined in the Plan), the Employee hereby agrees that the Company may withhold from the Employee’s wages the appropriate amount of federal, state and local withholding taxes attributable to the Employee’s exercise of such Non-Qualified Option. At the Company’s discretion, the amount required to be withheld may be withheld in cash from such wages, or (with respect only to the minimum amount required to be withheld from the Employee under applicable law due to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Employee (or other person or persons) on exercise of this option. The Employee further agrees that, if the Company does not withhold an amount from the Employee’s wages sufficient to satisfy the Company’s withholding obligation, the Employee will reimburse the Company on demand, in cash, for the amount underwithheld.

17. Drag Along Right.

(a) Exercise of Right: If one or more persons who own in the aggregate more than 50% of the then outstanding shares of Common Stock of the Company shall obtain a bona fide offer for the purchase of more than 50% of the outstanding Common Stock of the Company from an offeror (the “Offeror”), such person(s) shall have the right to require, by written notice (the “Drag Along Notice”), any person who holds Shares pursuant to this Agreement (the “Notice Recipient”) to cause all of the Shares acquired under this option to be transferred to the Offeror, on the same terms and conditions (including without limitation, per share price) applicable to, and at the same time as, the transfer to the Offeror by the person(s) giving the Drag Along Notice. If the sale to the Offeror has not occurred within 180 days following the date of the Drag Along Notice, the Notice Recipient shall be released from his obligation under the Drag Along Notice, and it shall be necessary for a new and separate Drag Along Notice to be furnished and the terms and provisions of this Article 17 to be separately complied with in order to consummate such a sale pursuant to this Article 17, unless the failure to complete such sale resulted from any failure by the Notice Recipient. Each Notice Recipient shall take or cause to be taken all such actions as may be reasonably requested in order to expeditiously consummate a sale pursuant to this Article 17.

(b) Adjustments for Changes in Capital Structure: If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination or exchange of shares, or the like, the provisions contained in this Article 17 shall apply with equal force to additional and/or substitute securities, if any, received by the Employee in exchange for, or by virtue of his or her ownership of, Shares.

(c) Failure to Deliver Shares: In the event the Notice Recipient fails or refuses to deliver on a timely basis duly endorsed certificates representing Shares to be sold pursuant to this Article 17, the Offeror shall have the right to deposit the purchase price for the Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Notice Recipient, whereupon such Shares shall be deemed to have been purchased by the Offeror. All such monies shall be held by the bank or trust company for the benefit of the Notice Recipient. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Notice Recipient shall thereafter look only to the Company for payment.

(d) Expiration of Drag Along Right: The drag along right set forth above shall remain in effect until the effective date of the Initial Public Offering, if any, at which time the drag along right set forth herein will automatically expire.

18. No Exercise of Option if Employment Terminated for Misconduct. If the employment of the Employee is terminated for “Misconduct”, this option shall terminate on the date of such termination of employment and shall thereupon not be exercisable to any extent whatsoever. “Misconduct” is conduct, as determined by the Board, involving one or more of the following: (i) the commission of an act of embezzlement, fraud, dishonesty or deliberate disregard of the rules or policies of the Company which results in material loss, damage or injury to the Company, whether directly or indirectly; (ii) the unauthorized disclosure of any trade secret or confidential information of the Company; or (iii) the breach by the Employee of any agreement with the Company, including without limitation of any noncompetition agreement between the Employee and the Company. In making such determination, the Board shall act fairly and in good faith and shall give the Employee an opportunity to appear and to be heard at a hearing before the Board and present evidence on his behalf. For the purposes of this Article 18, termination of employment shall be deemed to occur when the Employee receives notice that his employment is terminated.

19. Company’s Right of Repurchase.

(a) Rights of Repurchase: If any of the events specified in Article 19(b) below occur, then at any time after the occurrence of such event, the Company shall have the option, but not the obligation, to repurchase all or any of the Shares acquired by the Employee upon exercise of this option from the Employee, or his legal representatives, successors, assigns or transferees, as the case may be (the “Repurchase Option”). The Repurchase Option shall be exercised by the Company by giving the Employee, or his legal representative, written notice of its intention to exercise the Repurchase Option and the effective date of such repurchase (the “Exercise Notice”). The price to be paid for the Shares by the Company under the Repurchase Option shall be: (A) in the case of the occurrence of an event specified in paragraphs (i), (ii) or (iii) of Article 19(b), the Fair Value, as defined in Article 19(c), of the Shares as of the effective date set forth in the Exercise Notice; and (B) in the case of the occurrence of the event specified in paragraph (iv) of Article 19(b), the option price of the Shares. The aforementioned price shall be paid by the Company to the Employee, or his legal representative, within 30 days following the date of exercise of the Repurchase Option. The Company may, in exercising the Repurchase Option, designate one or more nominees to purchase the Shares either within or without the Company. No later than the effective date set forth in the Exercise Notice, the Employee, or his legal representative, shall deliver to the Company the stock certificate or certificates representing the Shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

If Shares are not purchased under the Repurchase Option, the Employee and his successor in interest, if any, will hold any such Shares in his possession subject to all of the provisions of this Agreement.

(b) Company’s Right to Exercise Repurchase Option: The Company shall have the Repurchase Option in the event that any of the following events shall occur:

(i) The termination of the Employee’s employment with the Company or any Related Corporation (as defined in the Plan), voluntarily or involuntarily, for any reason whatsoever (other than Misconduct), including death or permanent disability;

(ii) The receivership, bankruptcy or other creditor’s proceeding regarding the Employee or the taking of any of Employee’s Shares acquired upon exercise of this option by legal process, such as a levy of execution;

(iii) Distribution of Shares held by the Employee to his spouse as such spouse’s joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company; or

(iv) The termination of the Employee’s employment with the Company or any Related Corporation for Misconduct.

Notwithstanding anything to the contrary contained herein, in the case of the occurrence of an event specified in paragraph (i) of this Article 19(b), the Company shall not exercise the Repurchase Option unless and until the Employee has held the Shares to be purchased under the Repurchase Option for a period of at least six months.

(c) Determination of Fair Value: The “Fair Value” of each of the Shares subject to the Repurchase Option shall be the fair value of the Shares as of the date of the Company’s election to exercise the Repurchase Option, as determined by the Company in its sole and reasonable discretion, assuming an arms’ length sale at open market value, taking into account any discount applicable to a minority interest and/or illiquidity.

(d) Expiration of Repurchase Option: The Repurchase Option set forth above shall remain in effect until the effective date of an Initial Public Offering, if any, at which time the Repurchase Option shall terminate.

20. Lock-up Agreement. The Employee agrees that the Employee will not, for a period of at least 180 days following the effective date of the Company’s initial distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission (the “Initial Public Offering”), directly or indirectly, sell, offer to sell or otherwise dispose of the Company’s securities other than any securities which are included in such initial public offering. If the managing underwriter of any such Initial Public Offering determines that a shorter time period is appropriate, the aforementioned 180 day period may be shortened consistent with the requirements of such managing underwriter.

21. Provision of Documentation to Employee. By signing this Agreement the Employee acknowledges receipt of a copy of this Agreement and a copy of the Company’s 2004 Stock Option Plan.

22. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF the Company and the Employee have caused this instrument to be executed, and the Employee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

LeMaitre Vascular, Inc.
Employee
By:
Print Name of Employee
Title:
Street Address

City State Zip Code

NOTE: PERSON SIGNING ON BEHALF OF THE COMPANY MUST INITIAL ONE OF THE TWO CLAUSES UNDER ARTICLE 7 ABOVE.

FORM OF 2004 STOCK OPTION PLAN NON-QUALIFIED STOCK OPTION AGREEMENT

Optionee’s Last Name:

LEMAITRE VASCULAR, INC.

Non-Qualified Stock Option Agreement

LeMaitre Vascular, Inc., a Delaware corporation (the “Company”), hereby grants this     day of                     ,             , to                             (the “Optionee”), in consideration of the Optionee’s continued service the Company as a director, an option to purchase a maximum of              shares (individually, a “Share”, and collectively, the “Shares”) of its Common Stock, $.01 par value (the “Common Stock”), at the price of $         per Share on the following terms and conditions:

1. Grant Under 2004 Stock Option Plan. This option is granted pursuant to and is governed by the Company’s 2004 Stock Option Plan (the “Plan”) and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. The Plan was approved by the Company’s stockholders on May 6, 2004.

2. Grant of Non-Qualified Stock Option; Other Options. This option is not intended to qualify as an incentive stock option under Section 422(b) of the Internal Revenue Code of 1986. This option is in addition to any other options heretofore or hereafter granted to the Optionee by the Company, but a duplicate original of this instrument shall not affect the grant of another option.

3. Extent of Option if Service Continues. If the Optionee has continued to serve as a consultant to the Company on the applicable dates, the Optionee may exercise this option for the following number of Shares:             . The foregoing rights are cumulative and, while the Optionee continues to serve as a director of the Company, may be exercised on or before                     ,             . All of the foregoing rights are subject to Articles 4 and 5, as appropriate, if the Optionee ceases to serve as a director of the Company or dies or becomes disabled during the Optionee’s term of service to the Company.

4. Termination of Service. If the Optionee ceases to serve as a director of the Company, other than by reason of death or disability as defined in Article 5, no further installments of this option shall become exercisable following the date of such cessation of service and this option shall terminate after the passage of ninety (90) days from the date service ceases, but in no event later than the scheduled expiration date. In such a case, the Optionee’s only rights hereunder shall be those which are properly exercised before the termination of this option.

5. Death; Disability. If the Optionee dies during the Optionee’s term of service to the Company, this option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his death, by his estate, personal representative or beneficiary to whom this option has been assigned pursuant to Article 10, at any time within 180 days after the date of death, but not later than the scheduled expiration date. If the Optionee ceases to serve as a director of the Company by reason of his disability (as defined in the Plan), this option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of the termination of his service, at any time within one (1) year after such termination, but not later than the scheduled expiration date. At the expiration of either such 180-day or one year period or the scheduled expiration date, whichever is the earlier, this option shall terminate and the only rights hereunder shall be those as to which the option was properly exercised before such termination.

6. Partial Exercise. Exercise of this option up to the extent above stated may be made in part at any time and from time to time within the above limits, except that this option may not be exercised for a fraction of a share unless such exercise is with respect to the final installment of stock subject to this option and a fractional share (or cash in lieu thereof) must be issued to permit the Optionee to exercise completely such final installment. Any fractional share with respect to which an installment of this option cannot be exercised because of the limitation contained in the preceding sentence shall remain subject to this option and shall be available for later purchase by the Optionee in accordance with the terms hereof.

7. Payment of Price. The option price is payable in United States dollars and may be paid:

(a) either (i) in cash, (ii) by check, or (iii) any combination of the foregoing, equal in amount to the option price.

(Initials)

(b) either (i) in cash, (ii) by check, (iii) after the Company’s Initial Public Offering (as defined in Article 20) at a time when the Common Stock is publicly traded, by delivery of shares of the Company’s Common Stock, which have been owned by the

Optionee for a minimum period of six months, having an aggregate fair market value (as determined in accordance with the Plan) equal as of the date of exercise to the option price, or (iv) by any combination of the foregoing, equal in amount to the option price.

(Initials)

8. Agreement to Purchase for Investment. By acceptance of this option, the Optionee agrees that a purchase of Shares under this option will not be made with a view to their distribution, as that term is used in the Securities Act of 1933, as amended, and that he will not sell, transfer, pledge or otherwise dispose of such shares unless in the opinion of counsel to the Company such sale, transfer, pledge or other disposition is in compliance with or exempt from the registration and prospectus requirements of that Act. Furthermore, the Optionee agrees to sign a certificate to the foregoing effect at the time of exercising this option and agrees that the certificate for the Shares so purchased may be inscribed with a legend to ensure compliance with this Article 8, Article 10 and the Securities Act of 1933.

9. Method of Exercising Option. Subject to the terms and conditions of this Agreement, this option may be exercised by written notice to the Company, at the principal executive office of the Company, or to such transfer agent as the Company shall designate. Such notice shall state the election to exercise this option and the number of Shares in respect of which it is being exercised (or that an election is being made to purchase the maximum number of Shares so purchasable in accordance with the last paragraph of Article 7) and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such Shares. The Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received. The certificate or certificates for the Shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised, pursuant to Article 5 hereof, by any person or persons other than the Optionee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All Shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

10. Transfer Restrictions.

(a) Restriction on Transfer of Shares. The Optionee may not sell, assign, transfer or otherwise dispose of any Shares at any time prior to the effective date of an Initial Public Offering, except: (i) with the prior written consent of and subject to such conditions as may be imposed by the Board; (ii) by will or by the laws of descent and distribution; or (iii) pursuant to Article 17 or Article 19. Unless otherwise agreed to in writing by the Company, any sale, assignment, transfer or disposition hereunder shall continue to be subject to Sections 17 and 19 hereof to the same extent as if the Shares continued to be owned by the Optionee.

(b) Restriction on Transfer/Exercise of Option. This option is not transferable or assignable except by will or by the laws of descent and distribution. During the Optionee’s lifetime only the Optionee can exercise this option.

11. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise it.

12. No Obligation to Continue Service. The Company and any Related Corporation (as defined in the Plan) are not by the Plan or this option obligated to continue to retain the Optionee as a director of the Company, or in any other capacity, for any period of time.

13. No Rights as Stockholder until Exercise. The Optionee shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Optionee and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

14. Capital Changes and Business Successions. The Plan contains provisions covering the treatment of options in a number of contingencies such as stock splits, mergers and sales of the Company’s stock or assets. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference. In general, you should not assume that options necessarily would survive the acquisition of the Company. In particular, without affecting the generality of the foregoing, it is understood that for the purposes of Articles 3 through 5 hereof, both inclusive, service to the Company includes service in a comparable capacity to a Related Corporation as defined in the Plan.

15. INTENTIONALLY OMITTED

16. Withholding Taxes. The Optionee hereby agrees that the Company may withhold from any amounts payable to the Optionee the appropriate amount of federal, state and local withholding taxes attributable to the Optionee’s exercise of this Option. At the Company’s discretion, the amount required to be withheld may be withheld in cash or (with respect only to the minimum amount required to be withheld from the Employee under applicable law due to compensation income attributable to the exercise of this option) in kind from the Common Stock otherwise deliverable to the Optionee (or other person or persons) on exercise of this Option. The Optionee further agrees that, if the

Company does not (at its election) withhold an amount from the Optionee sufficient to satisfy the Company’s withholding obligation, the Optionee will reimburse the Company on demand, in cash, for the amount underwithheld, and that the Company may decline to issue the Shares issuable upon exercise of the Option hereunder until provision satisfactory to the Company for such reimbursement has been made

17. Drag Along Right.

(a) Exercise of Right: If one or more persons who own in the aggregate more than 50% of the then outstanding shares of Common Stock of the Company shall obtain a bona fide offer for the purchase of more than 50% of the outstanding Common Stock of the Company from an offeror (the “Offeror”), such person(s) shall have the right to require, by written notice (the “Drag Along Notice”), any person who holds Shares pursuant to this Agreement (the “Notice Recipient”) to cause all of the Shares acquired under this option to be transferred to the Offeror, on the same terms and conditions (including without limitation, per share price) applicable to, and at the same time as, the transfer to the Offeror by the person(s) giving the Drag Along Notice. If the sale to the Offeror has not occurred within 180 days following the date of the Drag Along Notice, the Notice Recipient shall be released from his obligation under the Drag Along Notice, and it shall be necessary for a new and separate Drag Along Notice to be furnished and the terms and provisions of this Article 17 to be separately complied with in order to consummate such a sale pursuant to this Article 17, unless the failure to complete such sale resulted from any failure by the Notice Recipient. Each Notice Recipient shall take or cause to be taken all such actions as may be reasonably requested in order to expeditiously consummate a sale pursuant to this Article 17.

(b) Adjustments for Changes in Capital Structure: If there shall be any change in the Common Stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination or exchange of shares, or the like, the provisions contained in this Article 17 shall apply with equal force to additional and/or substitute securities, if any, received by the Optionee in exchange for, or by virtue of his or her ownership of, Shares.

(c) Failure to Deliver Shares: In the event the Notice Recipient fails or refuses to deliver on a timely basis duly endorsed certificates representing Shares to be sold pursuant to this Article 17, the Offeror shall have the right to deposit the purchase price for the Shares in a special account with any bank or trust company in the Commonwealth of Massachusetts, giving notice of such deposit to the Notice Recipient, whereupon such Shares shall be deemed to have been purchased by the Offeror. All such monies shall be held by the bank or trust company for the benefit of the Notice Recipient. All monies deposited with the bank or trust company but remaining unclaimed for two (2) years after the date of deposit shall be repaid by the bank or trust company to the Company on demand, and the Notice Recipient shall thereafter look only to the Company for payment.

(d) Expiration of Drag Along Right: The drag along right set forth above shall remain in effect until the effective date of the Initial Public Offering, if any, at which time the drag along right set forth herein will automatically expire.

18. No Exercise of Option if Service Terminated for Misconduct. If the service of the Optionee on the Board is terminated for “Misconduct”, this option shall terminate on the date of such termination and shall thereupon not be exercisable to any extent whatsoever. “Misconduct” is conduct, as determined by the Board, involving one or more of the following: (i) the commission of an act of embezzlement, fraud or dishonesty which results in material loss, damage or injury to the Company, whether directly or indirectly; or (ii) the unauthorized disclosure of any trade secret or confidential information of the Company in violation of any nondisclosure or confidentiality agreement with the Company. In making such determination, the Board shall act fairly and in good faith and shall give the Optionee an opportunity to appear and to be heard at a hearing before the Board and present evidence on his behalf. For the purposes of this Article 18, termination of service for Misconduct shall be deemed to occur when the Optionee receives notice that his service as a director of the Company is terminated for Misconduct.

19. Company’s Right of Repurchase.

(a) Rights of Repurchase: If any of the events specified in Article 19(b) below occur, then at any time after the occurrence of such event, the Company shall have the option, but not the obligation, to repurchase all or any of the Shares acquired by the Optionee upon exercise of this option from the Optionee, or his legal representatives, successors, assigns or transferees, as the case may be (the “Repurchase Option”). The Repurchase Option shall be exercised by the Company by giving the Optionee, or his legal representative, written notice of its intention to exercise the Repurchase Option and the effective date of such repurchase (the “Exercise Notice”). The price to be paid for the Shares by the Company under the Repurchase Option shall be: (A) in the case of the occurrence of an event specified in paragraphs (i), (ii) or (iii) of Article 19(b), the Fair Value, as defined in Article 19(c), of the Shares as of the effective date set forth in the Exercise Notice; and (B) in the case of the occurrence of the event specified in paragraph (iv) of Article 19(b), the option price of the Shares. The aforementioned price shall be paid by the Company to the Optionee, or his legal representative, within 30 days following the date of exercise of the Repurchase Option. The Company may, in exercising the Repurchase Option, designate one or more nominees to purchase the Shares either within or without the Company. No later than the effective date set forth in the Exercise Notice, the Optionee, or his legal representative, shall deliver to the Company the stock certificate or certificates representing the Shares being repurchased, duly endorsed and free and clear of any and all liens, charges and encumbrances.

If Shares are not purchased under the Repurchase Option, the Optionee and his successor in interest, if any, will hold any such Shares in his possession subject to all of the provisions of this Agreement.

(b) Company’s Right to Exercise Repurchase Option: The Company shall have the Repurchase Option in the event that any of the following events shall occur:

(i) The termination of the Optionee’s service to the Company or any Related Corporation (as defined in the Plan), voluntarily or involuntarily, for any reason whatsoever (other than Misconduct), including death or permanent disability;

(ii) The receivership, bankruptcy or other creditor’s proceeding regarding the Optionee or the taking of any of Optionee’s Shares acquired upon exercise of this option by legal process, such as a levy of execution;

(iii) Distribution of Shares held by the Optionee to his spouse as such spouse’s joint or community interest pursuant to a decree of dissolution, operation of law, divorce, property settlement agreement or for any other reason, except as may be otherwise permitted by the Company; or

(iv) The termination of the Optionee’s service to the Company or any Related Corporation for Misconduct.

Notwithstanding anything to the contrary contained herein, in the case of the occurrence of an event specified in paragraph (i) of this Article 19(b), the Company shall not exercise the Repurchase Option unless and until the Optionee has held the Shares to be purchased under the Repurchase Option for a period of at least six months.

(c) Determination of Fair Value: The “Fair Value” of each of the Shares subject to the Repurchase Option shall be the fair value of the Shares as of the date of the Company’s election to exercise the Repurchase Option, as determined by the Company in its sole and reasonable discretion, assuming an arms’ length sale at open market value, taking into account any discount applicable to a minority interest and/or illiquidity.

(d) Expiration of Repurchase Option: The Repurchase Option set forth above shall remain in effect until the effective date of an Initial Public Offering, if any, at which time the Repurchase Option shall terminate.

20. Lock-up Agreement. The Optionee agrees that the Optionee will not, for a period of at least 180 days following the effective date of the Company’s initial distribution of securities in an underwritten public offering to the general public pursuant to a registration statement filed with the Securities and Exchange Commission (the “Initial Public Offering”), directly or indirectly, sell, offer to sell or otherwise dispose of the Company’s securities other than any securities which are included in such initial public offering. If the managing underwriter of any such Initial Public Offering determines that a shorter time period is appropriate, the aforementioned 180 day period may be shortened consistent with the requirements of such managing underwriter.

21. Provision of Documentation to Optionee. By signing this Agreement the Optionee acknowledges receipt of a copy of this Agreement and a copy of the Company’s 2004 Stock Option Plan.

22. Governing Law. This Agreement shall be governed by and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF the Company and the Optionee have caused this instrument to be executed, and the Optionee whose signature appears below acknowledges receipt of a copy of the Plan and acceptance of an original copy of this Agreement.

LeMaitre Vascular, Inc.
Optionee
By:
Print Name of Optionee
Title:
Street Address

City State Zip Code

NOTE: PERSON SIGNING ON BEHALF OF THE COMPANY MUST INITIAL ONE OF THE TWO CLAUSES UNDER ARTICLE 7 ABOVE.